Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RLJ Entertainment, Inc. (the “Company”) on Form 10-K for the fiscal December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Miguel Penella, Chief Executive Officer and Nazir Rostom, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Based on my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2018	/s/ MIGUEL PENELLA
Miguel Penella
Chief Executive Officer

Date: March 16, 2018	/s/ NAZIR ROSTOM
Nazir Rostom
Chief Financial Officer